Exhibit 99.2

CABOT INVESTOR DAY December 4, 2024

Safe Harbor Statement This presentation contains forward-looking statements based on management’s current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the Company’s strategy for growth, the future growth rates of our businesses including expected adjusted EBITDA and adjusted earnings per share growth over the next three years, and for our Battery Materials, Inkjet and E2C® solutions product offerings, how we expect to achieve our growth targets, the benefits we expect from macroeconomic trends, the expected Reinforcement Materials capacity available from operational excellence and debottlenecking projects and when we expect additional capacity to be available, our product and application development activities, market position, when we expect capacity expansions to be completed, the timing of planned capital expenditures, whether we are able to negotiate favorable terms with the U.S. Department of Energy related to certain grants, our strategy for achieving net zero carbon emissions by 2050, our expected financial performance and results and total shareholder return, our expected cash flows, including DFCF and uses of cash for, among other uses, share repurchases, our capital expenditures, key growth projects and their costs over our fiscal years period of 2025-2027, and our operating tax rate, are forward-looking statements. Forward-looking statements are based on our current expectations, assumptions, estimates and projections about Cabot's businesses and strategies, market trends and conditions, economic conditions and other factors. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions, and other factors, some of which are beyond our control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, our actual results could differ materially from past results and from those expressed in the forward-looking statement. Important factors that could cause our results to differ materially from those expressed in the forward-looking statements include, but are not limited to industry capacity utilization and competition from other specialty chemical companies; safety, health and environmental requirements and related constraints imposed on our business; regulatory and financial risks related to climate change developments; volatility in the price and availability of energy and raw materials, including with respect to the Russian invasion of Ukraine and the U.S.-China trade relationship; a significant adverse change in a customer relationship or the failure of a customer to perform its obligations under agreements with us; failure to achieve growth expectations from new products, applications and technology developments; failure to realize benefits from acquisitions, alliances, or joint ventures or achieve our portfolio management objectives; unanticipated delays in, or increased cost of site development projects; negative or uncertain worldwide or regional economic conditions and market opportunities, including from trade relations, global health matters or geo-political conflicts; litigation or legal proceedings; interest rates, tax rates, currency exchange controls and fluctuations in foreign currency rates such as the recent currency movements in Argentina; and the accuracy of the assumptions we used in establishing reserves for our share of liability for respirator claims. These factors are discussed more fully in the reports we file with the Securities and Exchange Commission (“SEC”), particularly under the heading “Risk Factors” in our annual report on Form 10-K for our fiscal year ended September 30, 2024, which are filed with the SEC at www.sec.gov. We assume no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws. Non-GAAP Financial Measures and Explanations of Terms Used This presentation includes references to the following non-GAAP financial measures: adjusted EPS (earnings per share), adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBIT (earnings before interest, taxes), adjusted EBITDA margin, total segment EBITDA, total segment EBIT, EBITDA margins, adjusted ROIC (return on invested capital), DFCF (discretionary free cash flow), adjusted payout ratio, adjusted EBITDA conversion and operating tax rate. The definitions of these non-GAAP financial measures, reconciliations to the most comparable GAAP financial measures, and explanations of other terms used are provided in the Appendix to this presentation. Investor Day 2024 | 2

Today’s Agenda 9:30AM Welcome and Opening Remarks Steve Delahunt VP, Treasurer and Investor Relations Proven Performance, Creating for Tomorrow Sean Keohane President and Chief Executive Officer Reinforcement Materials Bart Kalkstein EVP and President, Reinforcement Materials and Americas Region 10:45AM Performance Chemicals Jeff Zhu EVP and President, Carbon & Silica Technologies, Battery Materials and Asia Pacific Region Financial Framework Erica McLaughlin EVP, CFO and Head of Corporate Strategy Closing Remarks Sean Keohane President and Chief Executive Officer 10:30AM Break 11:45AM Q&A Session Investor Day 2024 | 3

Our Purpose Creating materials that improve daily life and enable a more sustainable future. Investor Day 2024 | 4

Proven Performance, Creating for Tomorrow Sean Keohane President and Chief Executive Officer

Key Messages Market Leader with Size and Scale Strong Track Record of Execution Broad global footprint, diverse product portfolio and strong customer relationships serving attractive markets Demonstrated consistent delivery of above market financial results through challenging global markets Proven Ability to Deliver Customer Value Deep industry expertise and commitment to innovation, operational and commercial excellence Well-Positioned to Win the Sustainability Transition Unique offering provides opportunity to create value for Cabot and customers Clear Strategy to Achieve Targets Focused strategy to deliver growth, achieve profitability targets, deploy capital, and compound shareholder value 1 2 3 4 5 Investor Day 2024 | 6

Cabot Corporation At-a-Glance Global specialty chemicals and performance materials company Key Statistics End Market Sectors3 Revenue (%) FY24 Financial Highlights 1882 Founded Boston, MA Headquarters ~$6.1B Market Cap1 ~4,300 Employees 38 Plant Locations 50+ Years Dividend History $4.0B Revenue $777M Adjusted EBITDA2 19% Adj. EBITDA Margin2 19% Adj. ROIC2 $479M Discretionary Free Cash Flow2 Construction Consumer/Other Infrastructure/Industrial Mobility Replacement Tire Automotive / OE 1. As of September 30, 2024 2. Non-GAAP Measure – See Appendix 3. Percentage of FY24 Segment Revenue Investor Day 2024 | 7

Segment Overview Broad range of products used in a wide variety of applications REINFORCEMENT MATERIALS Global leader with durable, growing earnings, and robust cash generation PERFORMANCE CHEMICALS Portfolio of leading high-growth, high-margin product lines, aligned with favorable macrotrends Reinforcing Carbons Engineered Elastomer Composites (E2C®) Specialty Carbons Specialty Compounds Fumed Metal Oxides Battery Material Aerogel Inkjet Colorants Investor Day 2024 | 8

Driving Growth Through Purpose, Strategy, and Values OUR PURPOSE Creating materials that improve daily life and enable a more sustainable future. OUR STRATEGY Creating for Tomorrow We will leverage our strengths to lead in performance and sustainability — today and into the future. OUR VALUES Integrity Respect Excellence Responsibility Investor Day 2024 | 9

Experienced Management Team

Track record of success

Year Joined



2002

Sean Keohane
President & Chief Executive Officer



2002

Erica McLaughlin
EVP, Chief Financial Officer & Head of Corporate Strategy



2005

Bart Kalkstein
EVP & President, Reinforcement Materials, & Americas Region



2012

Jeff Zhu
EVP & President, Carbon & Silica Technologies, Battery Materials & Asia Pacific Region



2008

Karen Kalita
SVP & General Counsel



2005

Aaron Johnson
SVP, Global Business Services, Global Engineering & Inkjet



2012

Jennifer Chittick
SVP, Safety, Health & Environment & Chief Sustainability Officer



2018

Patricia Hubbard
SVP & Chief Technology Officer



2017

Art Wood
SVP & Chief Human Resources Officer



1997

Jaume Campaña
SVP & President, EMEA Region & EMEA Regional Business Director, Reinforcement Materials Segment

Seasoned Leadership Team with Strong Track Record of Execution

CABOT

Investor Day 2024 | 10

Experienced Board to Support Company Strategy

Diverse Set of Expertise

- ✓ Accounting/ Finance
- ✓ Chemical Industry
- ✓ Corporate Governance
- ✓ Cybersecurity/ Information Systems
- ✓ International Markets/ Business
- ✓ Manufacturing
- ✓ P&L Responsibility
- ✓ Public Co CEO
- ✓ R&D/ Technology
- ✓ Related Value Chain
- ✓ Risk Management
- ✓ Strategic Planning
- ✓ Sustainability


2017
CHAIR

Michael Morrow Chairman
Former Partner, PwC


2018

Dr. Cynthia Arnold
Former CTO, Valspar


2020

Douglas Del Grosso
Former President and CEO, Adient


2005

Juan Enriquez
CEO, Biotechonomy Ventures; Managing Director, Excel Venture Management


2016

Sean Keohane
President and CEO, Cabot Corporation


2012

William Kirby
Professor, Harvard Business School & Harvard University


2022

Raffiq Nathoo
Managing Partner, TX3 Sage Rock; Former Managing Director, Blackstone


2024

Thierry Vanlancker
Managing Director, Aliaxis; Former CEO & Director of AkzoNobel NV


2023

Dr. Michelle Williams
Former Global Group President, Altuglas International (subsidiary of Arkema)


2018

Frank Wilson
Former CFO, PerkinElmer


2014

Dr. Matthias Wolfgruber
Former CEO, Altana


2019

Christine Yan
Former President of Asia & VP of Integration, Stanley Black & Decker

Strong Governance

~7 yrs Average Tenure

25% Female

42% Diversity

Independent committee dedicated to safety, health, environment and sustainability matters

CABOT

Investor Day 2024 | 11

Strong Earnings Growth with High ROIC Adjusted EPS1 ($ millions) Adjusted EBIT1 ($ millions) Adjusted ROIC1 +12% CAGR +9% CAGR FY2015 FY2018 FY2021 FY2024 $2.49 $4.03 $5.02 $7.06 $286 $419 $492 $633 8% 15% 18% 19% Creating for Tomorrow Strategy Driving Strong Financial Results Investor Day 2024 | 12

Successful Execution of Our 2021 Investor Day Goals Adj. EPS1 Growth (3 Yr. CAGR)$7.06 $5.02 12% Achieved FY2021 FY2024 Cumulative DFCF1 Generation $1.2B >$1.0B 2021 Investor Day Target Actual Capital Priorities FY22-FY24 Capital expenditures focused on maintaining world class assets and high confidence, high return growth projects Paid $265 million in dividends, including a raise each fiscal year over this period Repurchased $323 million shares, more than offsetting dilution and reduced share count by 4% Total Adjusted Payout Ratio of 55%1,2 and Adjusted Cash Conversion Ratio of 63%1,3 1. Non-GAAP measure – See Appendix; 2. Total Payout Ratio = Dividends + Share Repurchases / Adjusted Net Income; 3. Cash Conversion Ratio = Operating Cash Flow / Adjusted EBITDA Investor Day 2024 | 13

Delivered Outsized Shareholder Return Since Last Investor Day Key Elements Driving Cabot’s Performance Total Shareholder Return Executed with operational and commercial excellence discipline at the core Agile and resilient team navigated significant levels of destocking Returned elevated levels of cash to shareholders Positioned the company for long-term growth through targeted investments 9/30/21 9/30/22 9/30/23 9/30/24 Disciplined Capital Allocation and Commercial and Operational Excellence Have Driven Exceptional Value Creation Investor Day 2024 | 14

Our Competitive Advantages Unparalleled Global Footprint Exceptional talent: global perspective with local leaders Leading assets: flexibility through global manufacturing network Ability to support customers with local supply Innovative Technology Leadership Strong innovation heritage Deep application knowledge to meet complex customer requirements Complementary upstream and downstream value chain positions Extensive Product Portfolio Aligned to Key Macrotrends Positioned for growth in changing mobility landscape Capitalizing on global infrastructure buildout and alternative energy growth Driving sustainability with circular innovations and energy-efficient solutions Leadership in Sustainability Partner with customers to develop innovative, sustainable solutions Commitment to circularity in our operations and product offerings Creating value through sustainability investments Investor Day 2024 | 15

Competitive GlobalNetwork of Assets North America 11 manufacturing sites 2 R&d favilities including global technology center boston, ma,usa global headquarters south America manufacturing sites Emea 10 manufacturing sites 2 R&d facilities including battery technology center asia pacific 13 manufacturing sites 4 R&d facility including aisa technology center 38 plants and 8 R&D facilities globally Significant economies of scale; superior cost competitiveness Regional asset base supports both in region and global demand Geographically Alignedwith Customers; Allowsfor Greater In-Region Supply and Demand Investor Day 2024 | 16 Logo

Creating Value from Technology

Applications



- Tires with improved tread wear for better fuel economy
- Batteries with enhanced energy storage and extended cycle life
- Vibrant inkjet pigments enable adoption of aqueous inkjet
- Power cable performance and life

Particle Design



Structure

- Conductivity
- Reinforcement
- Flow Control
- Color

Surface Chemistry

- Dispersion in customer formulations

Process Technology



- Proprietary reactor designs
- Differentiated treatment technologies
- Energy recovery
- Advanced pollution controls
- Circular and renewable feedstocks

Scale Enables Differentiated Value Creation from Technology

CABOT

Investor Day 2024 | 17

Product Portfolio Aligned to Key Macro-trends

Changing Mobility Landscape



- Li-ion batteries for EVs
- Light-weighting of vehicles
- Extended tire life to reduce waste
- Low rolling resistance for fuel efficiency and EV range
- Growth of car parc in emerging markets

Global Infrastructure Buildout



- Alternative energy growth
- Expanded and improved power distribution infrastructure
- Geomembranes (flexible or semi-rigid sheets) for containment of water or waste in infrastructure projects

The Sustainability Transition



- Customers are innovating to deliver more sustainable products
- Increasing circularity trend
- Desire for water-based printing/coatings
- Lower energy consumption applications

CABOT

Investor Day 2024 | 18

A Leader in Performance and Sustainability Innovative Solutions Responsible Operations Industry Recognition Battery Materials ENERMAX® CNS PROPEL® E Series Carbon Blacks E2C® Solutions EVOLVE® Sustainable Solutions Better Plants U.s Department of energy American chemistry council ic ba responsible care driving safety & sustainability America most responsible companies 2024 Newsweek statitsa platinum ecovadis ERJ Top 10 elastomers for sustainability Investor Day 2024 | 19 Logo

Our Strategy | Creating for Tomorrow Leverage our strengths to lead in performance and sustainability — today and into the future. GROW Investing for advantaged growth INNOVATE Developing innovative products and processes that enable a better future OPTIMIZE Driving continuous improvement in everything we do Investor Day 2024 | 20 Logo

Grow: Investments Create Foundation for Earnings Growth

Completed Projects

Specialty Compounds Capacity Addition



Cilegon, Indonesia

Conductive Additives Dispersion Capacity Addition


CABOT

Zhuhai, China

Specialty Carbons Capacity Addition


CABOT
CABOT

Xuzhou, China

In-Process Projects



Cilegon, Indonesia

Reinforcing Carbons Capacity Addition



Port Dickson, Malaysia

E2C® Solutions Capacity Addition


CABOT

USA, Europe & China

Carbon Nanotube & Dispersions Capacity Additions

CABOT
Investor Day 2024 | 21

Grow: Growth Vector Update Investments expected to drive long-term earnings growth Battery Materials Leading manufacturer with broad suite of conductive additives, fumed metal oxides and aerogel for lithium-ion batteries Selected for award negotiation on a $50M grant from the U.S. Department of Energy to establish the first U.S. production facility for battery-grade CNTs and conductive additive dispersions, with final terms expected by January 2025 Inkjet Transition from analog to digital printing underway, specifically in packaging and other industrial print segments, accelerating demand for Cabot aqueous inkjet colorants Leveraging our capabilities and breadth of technology to win in the packaging market E2C® Solutions Lifecycle assessment shows that E2C can significantly reduce vehicle emissions and environmental impact Continued growth expected driven by large off- the-road tires, Malaysia site capacity addition Truck, bus and radial (TBR) next growth segment; multiple customer road tests underway to confirm E2C value proposition Building Positions in Attractive Markets Where We Have a "Right to Win" Investor Day 2024 | 22 Logo

Innovate: Differentiated Product Performance

Optimizing Tire Performance for Greater Fuel Efficiency
E2C® DX9660 solution for reduced rolling resistance and improved tread life

Enhancing EV Efficiency and Tire Durability
PROPEL® E8 engineered reinforcing carbon promotes better efficiency and increased durability for EV tires

Improving Print Quality and Reliability through Ink Re-dispersibility
CAB-O-JET® dispersions enable aqueous inkjet printing in industrial packaging

Advancing EV Battery Performance
ENERMAX® 600 series blended conductive dispersions enhance lithium-ion battery conductivity and processability

Enhancing EV Range through Electrode Chemistry
ENERMAX® 700 series carbon nanostructure dispersions enhance cycling performance

Strengthening Lightweight Adhesive Solutions
CAB-O-SIL® ULTRABOND™ fumed silica enhances crash-durable structural adhesives

Product Innovation Expected to Drive Growth and Margin Benefit

CABOT
Investor Day 2024 | 23

Optimize: Commercial and Operational Excellence


Commercial Excellence
Data Analytics
World Class CRM
Key Account Management
Strategic Pricing
Voice of Customer


Operational Excellence
Asset Reliability
Quality and Service
Process and Yield Optimization
Energy Recovery
Capital Efficiency

Disciplined Execution Driving Superior Financial Results

CABOT
Investor Day 2024 | 24

Our Path Forward 2025-2027

Strong Growth Trajectory

- Growth underpinned by macro-trends in Changing Mobility Landscape, Global Infrastructure Buildout, and the Sustainability Transition
- Maintain attractive RONA

Continued Strong Cash Generation

- Disciplined approach to working capital execution to support robust cash flow levels
- Expect to deliver a new higher level of discretionary free cash flow[1]
- Fund advantaged growth investments in markets with strong "Right to Win"

Commitment to Capital Return

- Committed to a growing and industry competitive dividend
- Continued share repurchases expected as a use for strong cash flow
- Recent board authorization for a 10 million share repurchase program (>$1 billion)[2]

Winning the Sustainability Transition

- Strengthening global battery supply chain to enable EV transition
- Expanding commercial success of E2C® solutions and Inkjet for packaging
- EVOLVE® Sustainable Solutions portfolio designed to deliver lower carbon, circular materials without compromising performance



1. Non-GAAP measure – See Appendix. 2. >$1 Billion of Share Repurchase authorization is based on 10 million authorization shares x Cabot's 9/30/24 ending share price

CABOT

Investor Day 2024 | 25

2025-2027 Corporate Targets Positioned to deliver continued strong financial performance Expect Adjusted EPS1 CAGR of 7-10% $0.9-$1 billion of Adjusted EBITDA1 expected by FY2027 Non-GAAP measure– See Appendix Investor Day 2024 | 25 Logo

Key Takeaways Market Leader with Size and Scale Strong Track Record of Execution Proven Ability to Deliver Customer Value Well-Positioned to Win the Sustainability Transition Clear Strategy to Achieve Targets Investor Day 2024 | 27 Logo

Reinforcement Materials Bart Kalkstein EVP & President, Reinforcement Materials & Americas Region Logo

Reinforcement Materials | Key Messages Global Leader with Robust Cash Generation Strong Operator with Track Record of Execution Targeted Capacity Growth in Advantaged Geographies Sustainable Solutions for the Mobility Evolution Global footprint serving leading tire and industrial rubber products customers while generating strong EBITDA margins and cash flows Continuous improvement in commercial and operational excellence drives differentiated performance Organic and potential inorganic investments in capacity expansions to drive further growth Engineered Elastomer Composite (E2C®) and EVOLVE® sustainable solutions drive better tire performance and enable incorporation of sustainable materials for today’s tires and the growing electric vehicle (EV) fleet Investor Day 2024 | 29 Logo

Reinforcement Materials At-a-Glance

Key Products

- **Reinforcing carbons** provide durability to rubber goods
- **E2C® solutions** deliver higher levels of rubber performance

Key Applications


Tires


Mining Equipment


Auto Weather-Stripping


Belts, Hoses, Seals

Industry Environment

- Long-term reinforcing carbon demand CAGR of 2-3%[1] globally, with strongest growth rates in Southeast Asia at 4-5%[1] annually
- Business is largely make-in-region, sell-in-region
- Stricter environmental requirements have increased cost to build
- Limited supply side additions in western regions

Cabot's Industry Leadership

- Broad global footprint to best serve global customers and help regional customers expand
- Technology leadership for efficient production and high-performance products
- Energy centers that produce power with no additional emissions
- Investment in E2C® solutions as differentiated growth platform for the future

CABOT

1. Source: Notch Carbon Black World Data Book 2024; Cabot estimates

Investor Day 2024 | 30

Rubber Applications Using Reinforcing Carbons Industrial Rubber Products, 22% Light Vehicle Tires, 35% Off the Road and Other Tires, 18% 2024 Industry Volumes Heavy Commercial Vehicle Tires, 24% Reinforcing Carbons for Rubber Applications 1 OEM 24% 76% Replacement OEM 17% 83% Replacement Auto 48% 52% Non-Auto Light Vehicle Tires Heavy Commercial Vehicle Tires Industrial Rubber Products Replacement Demand Primary Driver for Tire Applications; New Auto Builds Key Driver for Industrial Products cabot 1. Source: Global Data World Tyre Forecast Service; Cabot estimates Globaldata Investor Day 2024 | 31

Tire Market Fundamentals Industry Structure Western Markets Structurally dependent on Asian tire production ~35%1 of Western tire sales Tire demand growing ~1-2%1 annually Asian Markets Tire demand growing faster, ~3-5%1 annually Exports account for ~40%1 of production Miles Driven Back to pre-COVID levels and growth rates in all geographies Customers Same top five global tire makers for past 30+ years Asian players growing faster today Recent Developments Global Tire Makers Focused on higher growth, higher value 18+ inch tires for Western markets, driven by their OEM customers Development programs focused on EV tires and sustainable materials Volumes not yet recovered to pre-COVID levels but projected to do so over coming years Asian Players Have grown exports to the West Particularly in smaller tire size segment to cost conscious consumers Tariffs and anti-dumping duties Renewals and new duties on China and Thai tires to U.S.Increased rates on imported tires to Brazil Cabot’s Global Footprint Supports Growth Where our Customers are Growing CABOT 1. Source: LMC Tire Forecast 2024 Q3 Investor Day 2024 | 32

Attractive Network of Global Assets 20 plants globally Geographically aligned with customers and reinforcing carbons growth Significant economies of scale; superior cost competitiveness The Right Assets in the Right Places 40% 1 americas 21% 1 EMEA 39% ASIA CABOT 1. Percent of FY2024 revenue Investor Day 2024 | 33

Strong Profitability and Cash Generation


Segment EBIT[1]
($ millions)
+16% CAGR
$143
$279
$329
$537
FY2015
FY2018
FY2021
FY2024

Recent Growth Highlights

- Leveraging deep customer relationships with global leaders and higher growth Asian players in tire market
- Upgrading of portfolio through price and mix improvements
- Driving improved asset performance through continuous improvement
- Generating excess cash after sustaining, compliance, and growth capex to fund overall capital priorities for the company


Segment EBITDA ($M)
& EBITDA Margin[1]
15%
20%
22%
23%
$226
$349
$399
$603
FY2015
FY2018
FY2021
FY2024

Strong Segment Performance while Funding Company Growth Projects and Cash Return to Shareholders

CABOT

1. Non-GAAP measure – See Appendix

Investor Day 2024 | 34

Key Growth Levers for Reinforcement Materials Continued Margin Improvement through Commercial and Operational Excellence Winning the Sustainability Transition Investing in Targeted Capacity Additions Capitalizing on the Changing Mobility Landscape for Future Volume Growth Levers Expected to Drive Margin and Volume Growth cabot Investor Day 2024 | 35

Strong Execution Driving Past and Future Performance Commercial Excellence Leading supply position with key global tire accounts Comprehensive pricing formulas to pass through market fluctuations in input costs (e.g., feedstock, CO2) Product mix emphasis on higher value tire and industrial rubber product grades Unit Margins3 7% CAGR FY2015 FY2024 Volume, mix, and margin improvement Operational Excellence Added ~140,000 MT of available capacity through debottlenecking and OEE1 improvements since 2015 Higher throughput, lower OQ2, higher asset up-time all drive OEE performance Continuous improvement on production yields and overall throughput drive increased margins OEE Improvement +7 points FY2015 FY2024 Increasing capacity and unit margins without significant capital investment Commercial & Operational Excellence 1. Overall Equipment Effectiveness 2. Off Quality 3. . Unit Margin = Contribution margin (Revenue less variable cost per metric ton); cabot Investor Day 2024 | 36

Indonesia Capacity Expansion Capacity Additions Expansion project to support growth of local reinforcing carbons market Cabot is the only reinforcing carbons producer in Indonesia Southeast Asia is the fastest growing region in the world Region is short of capacity, relies on imports Expansion expected to nearly double plant capacity Local supply means shorter lead times, lower inventory levels for customers Expansion expected to be commissioned in mid-2025 Continuing to Explore Targeted Opportunities in Advantaged Geographies cabot Investor Day 2024 | 37

Sustainability Transition

Engineered Elastomer Composites (E2C®) Solutions On Track as Long-term Growth Platform

Investing in expansion project to double capacity

Novel rubber composites with dramatically improved dispersion quality

Customer Benefits

- Delivers transformational tire performance
- Simplifies compound mixing process
- Helps deliver on sustainability commitments



E2C® Solutions Compound



Conventional Compound

Successfully commercializing in Off-the-Road (OTR) mining tire market

- Multiple customers producing and selling OTR tires with E2C® formulations in multiple regions
- Longer lasting tires reduce mine downtime
- Tires with lower heat buildup allow trucks to run at faster speeds



New capacity will enable growth into the Truck and Bus (TBR) tire market

- Multiple customers currently conducting extended road tests
- Customers formulating with E2C® for longer tire life and/or better fuel efficiency benefits
- Capacity expansion expected to be online in second half of 2026



CABOT

Investor Day 2024 | 38

EVOLVE® Sustainable Solutions EVOLVE Sustainable Solutions is a technology platform for delivering more sustainable reinforcing carbons and other performance materials Products powered by EVOLVE Sustainable Solutions offer sustainable content with reliable performance at industrial scale Sustainability Transition RENEWABLE RECOVERED REDUCED Seven Cabot Sites Now ISCC+ Certified for EVOLVE Production cabot Investor Day 2024 | 39

Electric Vehicle Growth Expected to Changing Mobility Landscape Change Tire Markets Over the Next Decade Plus Changing Mobility Landscape Light Vehicle Production (M) 120 100 80 60 40 20 ~43% LV Production EV in 2030 EV2 ICE3 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E 2029E 2030E Light Vehicle PARC1 (M) ~16% Parc EV in 2030 1,800 1,600 1,400 1,200 1,000 800 600 400 200 ~16% Parc EV in 2030 2020 2021 2022 2023 2024E 2025E 2026E 2027E 2028E2029E 2030E Faster wear rates: EV tires wear 15-30% faster than ICE vehicle tires due to the increased load and driving dynamics Weight impact: EVs can be 20-50% heavier than ICE vehicles, adding stress and pressure on tires Regenerative braking impact: Regenerative braking systems can increase tire wear disproportionately in the front tires Range extension: EV tires are formulated to maximize range, often at the expense of wear Durability innovation: Advancements in tire design and formulation required to improve tire design while extending range Faster EV Vehicle Tire Wear Rates Expected to Drive Volume Growth and Need for Innovation in Future Years 1. PARC = the number of vehicles in operation globally today; 2. EV: Battery Electric Vehicle, Plug-in Hybrid; 3. ICE: Internal Combustion Engine, Simple Hybrid; Source: Bloomberg NEF and Cabot Analysis cabot Investor Day 2024 | 40

Changing Mobility Landscape

EV Tires Wear Faster per Leading Tire Companies

The Unexpected Problem With EVs: They 'Tire' Quickly

PC Magazine May 22, 2023

"**EVs burn through tires 30% faster than combustible engine cars** thanks to hefty weights and speedy acceleration, according to Bridgestone, which this week unveiled a new tire developed specifically for electric vehicles."


BRIDGESTONE

Bridgestone Turanza EV tire on display at Electrify Expo. (Credit: Emily Dreibelbis

https://www.pcmag.com/news/the-unexpected-problem-with-evs-they-tire-quickly

Michelin Electric Vehicle FAQ

"The combination of more weight and the addition of regenerative braking results in more rapid tire wear. On average, **EVs will wear out a tire 20% faster than a comparable ICE vehicle**."

www.michelinman.com/auto/electric-vehicles-faq

Goodyear Tires: EV Ready technology driving the pace of innovation

Goodyear Press Release August 22,2024

"…the added weight and increased torque of EVs can lead to **faster tire wear compared to traditional combustion vehicles**."

https://news.goodyear.eu/goodyear-tires-ev-ready-technology-driving-the-pace-of-innovation/

The Next Generation EV Tire: P Zero E

Autoweek October 13, 2023

"Massive batteries contribute to **EV tires wearing out about 15% sooner than with conventional vehicles**."

https://www.autoweek.com/news/a45529565/pirelli-p-zero-e-tires-for-ev-market/

CABOT

Investor Day 2024 | 41

Reinforcement Materials | Key Takeaways 1 Global Leader with Robust Cash Generation 2 Strong Operator with Track Record of Execution 3 Targeted Capacity Growth in Advantaged Geographies 4 Sustainable Solutions for the Mobility Evolution cabot Investor Day 2024 | 42

Break cabot

Performance Chemicals Jeff Zhu EVP & President, Carbon & Silica Technologies, Battery Materials & Asia Pacific Region cabot

Performance Chemicals | Key Messages 1 Diversified portfolio with industry leading scale Geographically dispersed asset base across several product lines Serving broad set of applications in attractive market segments 2 Recently expanded capacity to enhance earnings Expansions in Asia, plus development facility in Europe, poised for earnings growth 3 Disciplined execution to drive earnings growth Commercial and operational excellence embedded in all product lines 4 Significant growth opportunities Well positioned for growth in expanding Li-ion battery and Inkjet for packaging markets cabot Investor Day 2024 | 45

Performance Chemicals Key Markets End Market Exposure1 Construction 13% Consumer / Other 36% Infrastructure / Industrial 23% Mobility 28% Infrastructure / Industrial Macro Growth Drivers ◆ Replacement of aging infrastructure ◆ Growth of alternative energy sources ◆ Electricity grid renewal ◆ Expansion of power generation capacity due to Al Indicators ◆ Government spending Global PMI Representative Products • Specialty carbons for power distribution cables Specialty carbons and compounds in pressure/water pipe and geomembrane ◆ Fumed silicas for improved mechanical and stability properties of industrial adhesives and sealants Product Lines Serve Key End Markets Specialty Carbons ◆ Fumed Metal Oxides ◆Specialty Compounds ◆ Battery Materials Inkjet Aerogel CABOT 1. Based on FY2024 Revenue ww Investor Day 2024 | 46

Performance Chemicals Key Markets End Market Exposure1 Construction 13% Infrastructure / Industrial 23% Consumer / Other 36% Mobility 28% Mobility Macro Growth Drivers Electrification of transportation ◆ Autonomous and connected vehicles ◆ Emerging market vehicle penetration Indicators ◆ EV sales growth IHS Markit new car build forecasts Representative Products ◆ Conductive additives for batteries Specialty carbons and silicas for plastics and adhesives to enable vehicle lightweighting ◆Specialty carbons for automotive coatings and interior plastic parts ◆ Fumed silica for silicone based automotive components ◆ Aerogel for EV thermal management Product Lines Serve Key End Markets ◆ Specialty Carbons ◆ Fumed Metal Oxides ◆Specialty Compounds ◆ Battery Materials ♦ Inkjet Aerogel CABOT 1. Based on FY2024 Revenue Investor Day 2024 | 47

Performance Chemicals Key Markets

End Market Exposure[1]



Construction
13%
Infrastructure / Industrial
23%
Mobility
28%
Consumer / Other
36%

Product Lines Serve Key End Markets

- Specialty Carbons
- Fumed Metal Oxides
- Specialty Compounds
- Battery Materials
- Inkjet
- Aerogel

Consumer / Other

Macro Growth Drivers

- Wage growth and unemployment
- Emerging market middle class growth
- Interest rates
- Digital transformation
- Sustainability and ethical consumption

Indicators

- Consumer spending
- OECD consumer confidence
- Global GDP

Representative Products

- Specialty carbons for consumer electronics, conductive packaging
- Specialty carbons for color performance in polyester fiber
- Specialty carbons to improve image quality in electronic displays
- Fumed silica for CMP[2] in semiconductors industry
- Inkjet colorants for digital printing



1. Based on FY2024 Revenue
2. Chemical mechanical polishing (CMP)

CABOT

Investor Day 2024 | 48

Performance Chemicals Key Markets End Market Exposure1 Construction 13% Consumer / Other 36% Infrastructure / Industrial 23% Mobility 28% Construction Macro Growth Drivers Housing demand Interest rates ◆ Government infrastructure Indicators ◆ Housing starts Existing home sales ◆ Building permits ◆ Housing Affordability Index Representative Products ◆ Fumed silicas for improved mechanical performance of adhesives and sealants Specialty carbons and fumed silica for architectural coatings ◆ Specialty compounds for construction pipes Product Lines Serve Key End Markets ◆ Specialty Carbons ◆ Fumed Metal Oxides ◆ Specialty Compounds Battery Materials Inkjet ◆ Aerogel 1. Based on FY2024 Revenue CABOT ® Investor Day 2024 | 49

Attractive Network of Global Assets ◆ 18 plants regionally dispersed matching with end market demand ♦ Integrated operations with raw material suppliers and steam customers enabling circularity in our supply chains ◆ Co-location synergies between product lines enhance competitiveness CABOT 1. Percent of FY2024 revenue 30% 29% 1 9° EMEA Americas 41%1 Asia D Investor Day 2024 | 50

Diverse Portfolio of Product Lines Poised for Recovery and Long-Term Growth Segment EBIT1 ($ millions) Recent Developments Segment EBITDA ($M) & EBITDA Margin1 $178 $200 $211 • Destocking largely ended and volumes recovering, leading to positive-growth trajectory 25% 24% 25% $284 19% $248 $242 $232 $164 • Reconnection of key end market demand and Cabot volumes FY2015 FY2018 FY2021 FY2024 CABOT 1 Non-GAAP measure - See Appendix • Recent capacity additions position segment for future growth Expanded unit margins in core product lines FY2015 FY2018 FY2021 FY2024 Segment Results on Path To Recovery and Growth Investor Day 2024 | 51

Key Growth Levers for Performance Chemicals Continued Commercial and $ 剑 Operational Excellence Favorable Macro-trends in Legacy Product Lines X 000 Completed Growth Investments Adding Earnings Capacity Growth Vectors Positioned to Win; Spotlight on Battery Materials CABOT Levers Expected to Drive Margin and Volume Growth Investor Day 2024 | 52

Strong Execution Driving Performance Commercial and Operational Excellence Commercial Excellence Margin expansion through focusing on high value segments, optimizing product and customer portfolio Effective value price management and comprehensive formulas ◆ New product launches in high end applications Leveraged distribution partnerships enhance market reach Operational Excellence Rigorous approach to all spending categories within plant and functional operations Relentless pursuit of feedstock cost reduction and yield improvement Network optimization to improve asset loading • Reorganized management structure to streamline resource deployment Outcome Unit Margin1 Improvement in Core Product Lines2 $/MT Feedstock Utilities Transportation Process Chemicals Value Pricing Portfolio Mix New Products FY2021 Cost Inflation Commercial Excellence FY2024 Commercial and Operational Excellence are Key Drivers for Future Growth CABOT 1. Unit Margin = Contribution margin (Revenue less variable cost per metric ton); 2. Core product lines include Specialty Carbons, Specialty Compounds & Fumed Metal Oxides Investor Day 2024 | 53

Investments Completed Since 2021 Fueling earnings growth in key end-markets Zhuhai, China • 10kmt expansion of dispersion capacity for conductive additives • Directly supports both Chinese and western battery makers ♦ IATF 16949 certified, qualified material and commercial sales with nine out of the top ten battery producers over the last three years Xuzhou, China State-of-the art battery materials research facility Investments • 40kmt specialty carbons capacity added Serving infrastructure, mobility, and consumer end-markets • Capital efficient acquisition and conversion to supply key specialty carbons • 20kmt Southeast Asia expansion of specialty compounds capacity Positioned close to market leaders and leading technical institutes Co-located with reinforcing carbons facility - driving competitive cost structure — Münster, Germany • Supports battery makers in adopting Cabot battery solutions in Europe and developing solutions for next-generation batteries Geographically positioned to serve fast growing market in plastics industry Cilegon, Indonesia CABOT ® Capacity and Capability Investments Poised to Meaningfully Contribute to Earnings Growth Investor Day 2024 | 54

Favorable Macro-trends Infrastructure: Favorable Drivers for Growth and Strong Product Differentiation Replacement of the Global Grid Global Cable Demand Million Km of new grid installation - 2024 Projections Growth in Wind Energy (GWH) 200 Wind Energy (GWH) Global Annual Capacity Additions - 2024 Projections Km (Millions) 40 30 20 10 +14% CAGR 160 120 80 40 +9% CAGR 2024e Cabot captures growth through: 2027e • Leading position in specialty carbons for power cable insulation and jacketing ♦ Wide ranging, differentiated product portfolio catering to customer needs. ♦ Long-term partnerships with industry leaders 2024e Cabot captures growth through: 2027e ◆ Leading provider of treated silicas for use within bonding paste and adhesive formulations to adhere the windmill blades ♦ In-depth formulation knowledge paired with global presence Cabot's Infrastructure Volume Growth Expected to be in Line with Market CABOT Sources: CRU, Global Wind Energy Council International Energy Agency Investor Day 2024 | 55

Notable Progress in Battery Materials Over the last three years.... Cabot volumes grew at a 30% CAGR CABOT Sales to 9 out of the top 10 global battery producers $ Added footprint and significant customer wins • Awarded supply contract for new gigafactory in Europe in 2024 Awarded DOE grant to build CNT and dispersion plant in Michigan • All battery dedicated assets achieved IATF 16949 certification 24 new products launched including conductive additive blends Growth Vectors Investor Day 2024 | 56

Promising Outlook in Battery Materials Global Lithium-Ion Battery Demand1 Global Battery Production2 (GWh) 4,000 3,000 2,000 1,000 0 21% CAGR 2024-2030 2021 2022 2023 2024e 2025e 2026e 2027e 2028e 2029e 2030e 20% 2024 80% China Non-China Growth Vectors 50% 50% 2030 Lithium-ion battery demand is projected to grow at a 21% CAGR from 2024 to 2030, due to global EV sales growth and increasing battery pack sizes Continuous improvement of conductivity is sought by the market to enhance battery performance • Europe and North America prioritizing localized battery production • Non-China battery production is expected to grow to 50% global share by 2030 ♦ Within China, EV penetration expected to reach 50% Demand for High Value Battery Conductive Materials is Expected to Grow Outside of China CABOT 1. Source: Rho Motion, September 2024: 2. Source: Cabot projection Investor Day 2024 | 57

We Have a "Right to Win" in Conductive Materials for Lithium-ion Batteries Unique Product Portfolio ◆ Full range of conductive carbons, CNTs and nanostructures, including blends, offer versatile technology options for customers ◆ LITX® and ENERMAX® products becoming reference brands O Technology Leader Leading technology provider in battery formulation in cathode and anode formulations Conductive dispersion expertise enables wide range of solutions ◆ Close partnerships with leading battery makers Growth Vectors Global Capacity Additions ◆ Conductive additives supply in every region ◆ Zhuhai, China powder and dispersion expansion to support growing demand $50M DOE grant to build first U.S. commercial-scale CNT and dispersion facility ◆ Potential new Europe dispersion capacity CABOT Investor Day 2024 | 58

Performance Chemicals | Key Takeaways 1 Diversified portfolio with industry leading scale 22 Recently expanded capacity to enhance earnings 3 Disciplined execution to drive earnings growth 4 Significant growth opportunities CABOT 1207 こ Investor Day 2024 | 59

CABOT Financial Framework Erica McLaughlin EVP, Chief Financial Officer and Head of Corporate Strategy

Financial Framework| Key Messages 1 2 3 4 Strong Execution Track Record Met corporate financial commitments for Creating for Tomorrow strategy, overcoming significant global headwinds Robust Cash Generation Discretionary Free Cash Flow expected to fund capital allocation priorities and enable shareholder returns Capital Allocation Priorities Remain Balanced Focused on a balanced approach to capital deployment to accelerate growth and create shareholder value Confidence in Go Forward Growth Plan Enabled by strategy execution and disciplined balance sheet management cabot Investor Day 2024 | 61

Robust Financial Performance Adjusted EPS1 ($ millions) $7.06 +12% CAGR $5.02 $4.03 $2.49 FY2015 FY2018 FY2021 FY2024 FY2015 FY2018 FY2021 FY2024 FY2015 FY2018 FY2021 FY2024 Creating for Tomorrow Strategy Driving Strong Financial Results cabot 1. Non-GAAP measure – See Appendix Investor Day 2024 | 62 Adjusted EBIT1 ($ millions) +9% CAGR $645 $492 $419 $286 Adjusted ROIC1 19%18%15%8% Investor Day 2024 | 62

Discretionary Free Cash Flow (DFCF)[1]

- **Exceeded 2021 Investor Day Goal** of >$1B of Cumulative DFCF Generation from FY22-FY24
- Strong Adjusted EBITDA drove **step-up in DFCF[1] starting in 2024**
- **Expect DFCF[1] to grow to $500M+ in FY27** as we continue executing on our *Creating for Tomorrow* strategy
- Provides tremendous **flexibility for both growth investments and returning cash to shareholders**



Discretionary Free Cash Flow1
($ in Millions)
$213
$396
≥$500
FY2016-FY2020 Average
FY2021-FY2024 Average
FY2027E

1. Non-GAAP measure – See Appendix. Discretionary Free Cash Flow is defined as Cash provided by (used in) operating activities (A) less Changes in Net Working Capital (B) less Sustaining and Compliance Capital Expenditures (A) As provided in the Condensed Consolidated Statement of Cash Flows; (B) Defined as changes in Accounts and notes receivable, Inventories, and Accounts payable and accrued liabilities as presented on the Condensed Consolidated Statements of Cash Flows.

CABOT Investor Day 2024 | 63

Strong and Flexible Balance Sheet Key Financial Metrics2 Adjusted EBITDA1 $777M Cash Balance $223M Gross Debt $1,140M DFCF1 $479M Liquidity/Credit Ratings2 Significant liquidity ($1.4B); $1.2B untapped on credit facilities Staggered bond maturities Committed to maintaining investment-grade credit rating (S&P: BBB Stable; Moody’s: Baa2 Stable) Net Debt/Adjusted EBITDA1 1.9x1.5x 1.3x 1.5x 1.7 x2.4x 1.5x1.7x1.5x1.2x FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY20 Maturity Profile ($M) $500 $400 $300 $200 $100 $ CY24 CY25 CY26 CY27 CY28 CY29 CY30 CY31 thereafter Growing EBITDA and Significant Liquidity Provide Financial Flexibility cabot1. . Non-GAAP measure – See Appendix. 2. As of 9/30/2024 Investor Day 2024 | 64

Capital Allocation Framework High Confidence, High Return Growth Investments Prioritize investments in high-growth areas Accretive M&A Disciplined approach to M&A opportunities Execute strategic acquisitions to improve scale, capabilities and participation across our key end markets Grow Dividend Continued support of a growing dividend Maintain an industry- competitive dividend yield Share Repurchases Expect to be active in the share repurchase market 10 million share repurchase authorization (>$1 billion)1 Maintain Financial Flexibility Committed to maintaining investment-grade credit rating Disciplined Execution with a Flexible Balance Sheet cabot 1. >$1 Billion of Share Repurchase authorization is based on 10 million authorization shares x Cabot’s 9/30/24 ending share price Investor Day 2024 | 65

Capital Investments Underpin Growth Outlook

Capital Expenditures Outlook and Focus Areas

- Total capex spend expected to be $250-$350M per year for the next 3 years
- Anticipate ~$150-$190M per year of maintenance and compliance capital spending
- Maintain our world-class assets, in compliance with regulations, to ensure reliable supply to our customers
- Focused on high-confidence, high-return growth investments

KEY GROWTH PROJECTS	Total Capital	Expected Start up Date
Reinforcement Materials		
Reinforcing Carbons Capacity Expansion – Indonesia ◆ ~$20M of remaining spend in FY25	~$60M	FY2025
E2C® Solutions Expansion – Malaysia	~$25M	FY2026
Performance Chemicals		
Carbon Nanotube and Dispersion Plant – USA ◆ ~$130M of total capital after U.S. DOE Grant	~$180M	FY2028
Carbon Nanotube Dispersion Plant – Europe	~$80M	FY2028
Carbon Nanotube Powder Expansion(s) – China	~$20M	FY2025-27
Inkjet Capacity Expansion(s) – USA	~$45M	FY2027-28

Investments to Support Growth Funded from Operating Cash Flow

CABOT
Investor Day 2024 | 66

M&A Priorities Strengthen Business Competitive Position Accretive to Earnings ROIC > Cost of Capital in 3-5 Years Growth and/or Margin Enhancing STRATEGIC FOCUS AREAS Accretive acquisitions to support strategy and drive incremental growth above targets Capability and capacity in high growth segments Battery Materials Inkjet Packaging Conductive Carbons Increase scale, geographic access and participation across carbon and silica franchises Access technologies related to Sustainable Materials, Batteries, and Conductive Materials cabot Investor Day 2024 | 67

Industry Competitive and Growing Dividend Dividend Per Share Uninterrupted divided payment for over 50 years Grew the dividend per share payment every year since CY2015 Key priority of capital allocation framework +8% CAGR $1.69 $1.42 $1.31 $0.88 CY2015 CY2018 CY2021 CY2024 Remain Committed to an Industry Competitive and Growing Dividend cabot Investor Day 2024 | 68

Repurchased Nearly $900 Million Since 2015 Reduced share count by 13% Cumulative Share Repurchases ($M) $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 $- FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 (Outstanding Shares M) 64.0 62.0 60.0 58.0 56.0 54.0 52.0 50.0 Cumulative Share Repurchases Ending Outstanding Share Count Cash Return to Shareholders Remains a Core Part of Our Capital Allocation Framework cabot Investor Day 2024 | 69

3-Year Consolidated Financial Targets Adjusted EPS6 CAGR 7%-10% Adjusted EBITDA6 $0.9-$1 Billion by FY2027 KEY MACRO DRIVERS AND CAGR ASSUMPTIONS Global GDP1 3% Tire Production2 2% Auto Builds3 3% Polymer Demand (Plastics)4 3% Global Lithium-Ion Battery Demand5 23% Oil Prices Forward curve Foreign Currency Exchange Rates Current rates Operating Tax Rate6 28-30% Driven by Growth Across Our Businesses cabot globaldata 1. Source: IMF; 2. Source: LV and HCV tire production, Global Data, Tire production forecast, September 2024 (total units); 3. Source: S&P Global Mobility LV production forecast, November 2024; 4. Source: AMI; 5. Source: Rho Motion; 6. Non-GAAP measure – See Appendix Investor Day 2024 | 70

Driving Growth Across the Portfolio Reinforcement Materials Growth Drivers Low single digit volume CAGR expected, aligned with market growth and supported by capacity investment in Indonesia Continuous commercial and operational improvements to increase margin, partially offset by expected cost inflation and new assets Performance Chemicals Growth Drivers Completed capital investments enable volume growth Volume growth across the segment as demand recovers in key-end markets Continuous commercial and operational improvements to offset expected cost inflation Growth vectors expected to accelerate Total Segment EBIT1 Total Segment EBIT1 ($M) ($M) $701 $80 - $100 $80 - $100 ~$860 - $900 Fiscal 2024 Reinforcement Materials Performance Chemicals Fiscal 2027E Well-Positioned to Drive EBIT Growth Across Both Segments cabot 1. Non-GAAP measure – See Appendix Investor Day 2024 | 71

Compelling Path to Shareholder Value Creation

Adjusted EBITDA[1] Target of ~$0.9-$1 Billion

- Adjusted EPS[1] Target CAGR of 7%-10%
- Competitive Dividend Yield
- Share Repurchase Authorization of >$1 Billion[2]

Top-Tier Total Shareholder Return

Driven by *Creating for Tomorrow* Strategy

Strong Execution Track Record and Strength of Businesses Give Us Confidence in our Outlook

CABOT

1. Non-GAAP measure – See Appendix. 2 >$1 Billion of Share Repurchase authorization is based on 10 million authorization shares x Cabot's 9/30/24 ending share price

Investor Day 2024 | 72

Financial Framework| Key Takeaways 1 2 3 4 Strong Execution Track Record Robust Cash Generation Capital Allocation Priorities Remain Balanced Confidence in Go Forward Growth Plan cabot Investor Day 2024 | 73

Image Closing Remarks Sean Keohane President and Chief Executive Officer cabot

Cabot: A Compelling Investment Thesis Right Strategy "Creating for Tomorrow" Grow Innovate Optimize Technology Aligned with Key Macro-trends Changing Mobility Landscape Global Infrastructure Build-out The Sustainability Transition Growth Objectives Targeting 3-year Adj. EPS1 CAGR of 7-10% Growth driven by expectation of strong results in both segments Management team with a proven track record of execution Capital Allocation Strong cash flow generation 1.Balanced capital allocation focused on funding advantaged growth and returning capital to shareholders cabot 1. Non-GAAP measure – See Appendix Investor Day 2024 | 75

Q&A CABOT

Appendix CABOT

Use of Non-GAAP Financial Measures This presentation includes references to adjusted earnings per share (EPS), adjusted EBITDA, adjusted EBIT, adjusted EBITDA margin, total segment EBITDA, total segment EBIT, segment EBIT margins, adjusted return on invested capital (ROIC), discretionary free cash flow, adjusted payout ratio, adjusted EBITDA conversion, and operating tax rate. Reconciliations for these non-GAAP measures are included in the following slides. Cabot does not provide an expected GAAP EPS range or reconciliation of the Adjusted EPS range with an expected GAAP EPS range because, without unreasonable effort, we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costs associated with future restructurings, acquisition-related expenses and litigation outcomes. These items are uncertain, depend on various factors, and could have a material impact on GAAP EPS in future periods. This presentation also includes our forecast of the range we expect our “operating tax rate”, which represents the tax rate on our recurring operating results, to fall within. This rate excludes discrete tax items, which are included in the effective tax rate. Discrete tax items are comprised of (i) unusual or infrequent items, (ii) items related to uncertain tax positions, and (iii) other tax items, such as the impact from the timing of losses in certain jurisdictions and cumulative tax rate adjustments, the tax impact of legislative changes and tax accruals on historic earnings due to changes in indefinite reinvested assertions. The operating tax rate also excludes the impact of the items of expense and income we identify as certain items on both our operating income and the tax provision. Management believes that the operating tax rate is useful supplemental information because it helps our investors compare our tax rate year to year on a consistent basis and to understand what our tax rate on current operations would be without the impact of these items. Cabot does not provide a forward-looking reconciliation of the operating tax rate range with an effective tax rate range because, without unreasonable effort, we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costs associated with future restructurings, acquisition-related expenses and litigation outcomes. These items are uncertain, depend on various factors, and could have a material impact on the effective tax rate in future periods. To calculate “Discretionary Free Cash Flow” we deduct sustaining and compliance capital expenditures and changes in Net Working Capital from cash flow from operating activities. To calculate “Free Cash Flow” we deduct capital expenditures as disclosed in the consolidated statement of cash flows (as Additions to property, plant and equipment) from cash flow from operating activities. Explanation of Terms Used Product Mix: The term “product mix” refers to the mix of types and grade of products sold or the mix of geographic regions where products are sold, and the positive or negative impact this has on the revenue or profitability of the business or segment. Net Working Capital: The term “net working capital” includes accounts receivable, inventory and accounts payable and accrued liabilities. CABOT Investor Day 2024 | 78

Non-GAAP Reconciliations Adjusted EPS Per Share/Fiscal Year FY 20151 FY 20182 FY 2021 FY 2024 Net income (loss) per share attributable to Cabot Corporation $ (5.49) $ (1.85) $ 4.34 $ 6.72 Less: Net Income (loss) per share from discontinued operations 0.02 - - - Net income (loss) per share from continuing operations (5.51) (1.85) 4.34 6.72 Less: Certain items after tax per share (8.00) (5.86) (0.68) (0.34) Less: Dilutive impact of shares (B) - (0.02) - - Adjusted earnings (loss) per share $ 2.49 $ 4.03 $ 5.02 $ 7.06 Per Share amounts are calculated after tax. 1. Fiscal 2015 amounts have been recast to reflect the retrospective application of the Company’s election to change its inventory valuation method of accounting for its U.S. reinforcing carbon inventories from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. 2. Due to the Company’s Net Loss position, GAAP EPS for all periods in fiscal 2018, except for the three months ended June 30 and September 30, 2018, has been calculated using basic weighted average shares to avoid anti-dilution. However, in order to provide an Adjusted Non-GAAP EPS with a weighted average share figure that is consistent with all other periods presented, the Company has included this reconciling item to quantify the difference between basic and diluted weighted average shares. This reconciling item is applicable to individual periods presented but does not sum cumulatively. The net loss for the twelve months ended September 30, 2018 is driven by a discrete tax item and impairment charges so the Company believes this approach provides the most comparable presentation possible. CABOT Investor Day 2024 | 79

Non-GAAP Reconciliations Adjusted EBIT, Adjusted EBITDA, and Adjusted EBITDA Margin Dollars in Millions/Fiscal Year FY 20151 FY 2018 FY2021 FY 2024 Income (loss) from continuing operations before income taxes and equity in earnings of affiliated companies $ (399) $ 117 $ 406 $ 529 Interest expense 53 54 49 81 Certain items 617 248 34 59 General unallocated income (expense) 11 (2) - (42) Equity in earnings of affiliated companies 5 2 3 6 Adjusted EBIT $ 286 $ 419 $ 492 $ 633 Total Depreciation and Amortization 183 149 160 144 Adjustments to Depreciation2 1 3 - - Adjusted EBITDA $ 470 $ 571 $ 652 $ 777 Net sales and other operating revenues 2,871 3,242 3,409 3,994 Adjusted EBITDA Margin 16% 18% 19% 19% 1. Amounts have been recast to reflect the retrospective application of the Company’s election to change its inventory valuation method of accounting for its U.S. reinforcing carbon inventories from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. 2. Adjustments to depreciation include the addition of the depreciation expense of a contractual join venture in Purifications Solutions and Corporate depreciation less accelerated depreciation expense not allocated to a business. CABOT Investor Day 2024 | 80

Non-GAAP Reconciliations Segment EBITDA and Segment EBITDA Margin Dollars in Millions/Fiscal Year FY 2015 FY 2018 FY2021 FY 2024 Reinforcement Materials EBIT $ 143 $ 279 $ 329 $ 537 Plus: Depreciation and amortization 83 70 70 66 Reinforcement Materials EBITDA 226 349 399 603 Reinforcement Materials Sales 1,507 1,774 1,781 2,610 Reinforcement Materials EBITDA Margin 15% 20% 22% 23% Performance Chemicals EBIT 178 200 211 164 Plus: Depreciation and amortization 54 48 73 78 Performance Chemicals EBITDA $ 232 $ 248 $ 284 $ 242 Performance Chemicals Sales 927 1,028 1,148 1,250 Performance Chemicals EBITDA Margin 25% 24% 25% 19% CABOT Investor Day 2024 | 81

Non-GAAP Reconciliations Segment EBIT Dollars in Millions/Fiscal Year FY2021 FY 2024 Income (loss) from continuing operations before income taxes and equity in earnings of affiliated companies $ 406 $ 529 Interest expense 49 81 Certain items 34 59 Unallocated corporate costs 58 68 General unallocated (income) expense - (42) Less: Equity in earnings of affiliated companies (3) (6) Total Segment EBIT $ 550 $ 701 CABOT Investor Day 2024 | 82

Non-GAAP Reconciliations Adjusted Return on Invested Capital (ROIC) Dollars in Millions/Fiscal Year FY 20151 FY 2018 FY2021 FY 2024 Numerator - Adjusted net income (loss): Net Income (loss) attributable to Cabot Corporation $ (334) $ (113) $ 250 $ 380 Less: Certain Items, net of tax benefit (provision) (510) (365) (38) (19) Less: Net income attributable to noncontrolling interests (8) (39) (36) (44) Less: Net Interest income and expense, net of tax 2 (36) (35) (30) (36) Adjusted net income (loss) $ 220 $ 326 $ 354 $ 479 Denominator - Adjusted invested capital 3 Total Cabot Corporation stockholders' equity $ 1,604 $ 1,271 $ 845 $ 1,346 Plus: Noncontrolling interests 113 125 136 149 Plus: Total Debt 1,095 953 1,136 1,210 Plus: Purification Solutions impairment charges, net of tax (193) - - Less: Cash and cash equivalents 82 191 157 222 Less: Certain items, net of tax 4 (212) (91) (13) (5) Adjusted invested capital $ 2,749 $ 2,249 $ 1,973 $ 2,488 Adjusted return on invested capital 8% 14% 18% 19% 1. Amounts have been recast to reflect the retrospective application of the Company’s election to change its inventory valuation method of accounting for its U.S. reinforcing carbon inventories from the last-in, first-out (“LIFO”) method to the first-in, first-out (“FIFO”) method. 2. Tax on interest expense and interest income is calculated using the Company's fiscal 2015, 2018, 2021 and 2024 actual operating tax rates of 26%, 21%, 27%, 26% respectively 3. Each component of adjusted invested capital is calculated by averaging the previous five quarter ending balances 4. Four quarter certain item rolling average CABOT Investor Day 2024 | 83

Non-GAAP Reconciliations Net Debt to Adjusted EBITDA Dollars in Millions/Fiscal Year FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Current portion of long-term debt & Short-term borrowings $ 23 $ 8 $ 263 $ 284 $ 40 $ 21 $ 445 $ 354 $ 182 $ 53 Long-Term Debt 970 918 661 719 1,024 1,094 717 1,089 1,094 1,087 Total Debt 993 926 924 1,003 1,064 1,115 1,162 1,443 1,276 1,140 Less: Cash 77 200 280 175 169 151 168 206 238 223 Net Debt 916 726 644 828 895 964 994 1,237 1,038 917 Adjusted EBITDA 470 489 514 571 541 399 652 728 695 777 Net Debt to Adjusted EBITDA 1.9 1.5 1.3 1.5 1.7 2.4 1.5 1.7 1.5 1.2 CABOT Investor Day 2024 | 84

Non-GAAP Reconciliations Discretionary Free Cash Flow (DFCF) Dollars in Millions/Fiscal Year FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 FY2023 FY2024 Cash flow from operating activities $ 386 $ 340 $ 298 $ 363 $ 377 $ 257 $ 100 $ 595 $ 692 Less: Changes in net working capital 43 (23) (110) 25 185 (222) (431) 97 57 Less: Sustaining and compliance capital expenditures 91 119 155 114 102 126 136 143 156 Discretionary Free Cash Flow $ 252 $ 244 $ 253 $ 224 $ 90 $ 353 $ 395 $ 355 $ 479 CABOT Investor Day 2024 | 85

Non-GAAP Reconciliations Adjusted Payout Ratio Dollars in Millions/Fiscal Year FY 2022 FY 2023 FY 2024 FY 2022-2024 Numerator – Cumulative Share Repurchases and Dividends Share Repurchases 53 98 172 323 Dividends 84 88 93 265 Cumulative Dividend and Share Repurchases $ 137 $ 186 $ 265 $ 588 Denominator - Adjusted net income (loss): Net Income (loss) attributable to Cabot Corporation $ 209 $ 445 $ 380 $ 1,034 Less: Certain Items, net of tax benefit (provision) (151) 132 (19) (38) Adjusted net income (loss) $ 360 $ 313 $ 399 $ 1,072 Adjusted Payout Ratio 55% CABOT Investor Day 2024 | 86

Non-GAAP Reconciliations Adjusted EBITDA Conversion Dollars in Millions/Fiscal Year FY 2022 FY 2023 FY 2024 FY 2022-2024 Numerator – Operating Cash Flow Operating Cash Flow $ 100 $ 595 $ 692 $ 1,387 Denominator – Adjusted EBITDA Income (loss) before income taxes and equity in earnings of affiliated companies $ 335 $ 451 $ 529 $ 1,315 Interest expense 56 90 81 227 Certain items 183 29 59 271 Unallocated corporate costs 59 54 68 181 General unallocated (income) expense (1) (22) (42) (65) Less: Equity in earnings of affiliated companies (10) (5) (6) (21) Total Segment EBIT $ 642 $ 607 $ 701 $ 1,950 Depreciation and amortization excluding corporate depreciation 145 142 144 431 Total Segment EBITDA $ 787 $ 749 $ 845 $ 2,381 Less: Unallocated corporate costs before corporate depreciation 59 54 68 181 Adjusted EBITDA $ 728 $ 695 $ 777 $ 2,200 Adjusted EBITDA Conversion 63% CABOT Investor Day 2024 | 87

Leadership Bios

Leadership bios CABOT

Leadership Bios Sean Keohane President and Chief Executive Officer Sean Keohane is president and chief executive officer of Cabot Corporation and a member of the Board of Directors. Since joining Cabot in 2002, Sean has held numerous key management positions including president of the Reinforcement Materials segment, president of the Performance Chemicals segment and president of the Asia Pacific region. Prior to joining Cabot, Sean worked for Pratt & Whitney, a division of United Technologies, in a variety of general management positions. Sean earned his MBA from Harvard University and a BS in Finance from Providence College. Sean also serves on the Board of Directors of The Chemours Company (NYSE: CC) the American Chemistry Council. He is also a member of The Future of STEM Scholars Initiative (FOSSI) Advisory Board and a Trustee of Dexter Southfield School and the Boston Latin School Association. Erica McLaughlin EVP, Chief Financial Officer and Head of Corporate Strategy Erica McLaughlin joined Cabot in 2002 and has held a variety of roles within the finance organization and Cabot’s global businesses, most recently as vice president of business operations for the Reinforcement Materials segment and general manager of the tire business. Since joining the company, she has held a number of senior leadership positions including vice president of investor relations and corporate communications, as well as global director of strategy, planning and finance for Cabot’s core segment. Prior to joining Cabot, Erica worked for KPMG, LLP in their audit services division. She also serves on the Board of Directors of Azenta Life Sciences (Nasdaq: AZTA) and the Advisory Board of FM Global. CABOT Investor Day 2024 | 89

Leadership Bios Bart Kalkstein EVP and President, Reinforcement Materials and Americas Region Bart Kalkstein joined Cabot in 2005. Since joining the company, Bart has held several key management positions within the company, most recently as vice president of corporate strategy and development. He was also vice president of global business operations and general manager of global emission control solutions for the former Purification Solutions segment, vice president of business operations and executive director of marketing and business strategy for the Performance Chemicals segment, and general manager of the aerogel business. Prior to joining Cabot, Bart worked for Boston Consulting Group. Bart earned his MBA from Harvard University and a BSE in Civil Engineering and Operations Research at Princeton University Jeff Zhu EVP and President, Carbon & Silica Technologies, Battery Materials and Asia Pacific Region Jeff Zhu is Executive Vice President and President, Carbon & Silica Technologies, Battery Materials and Asia Pacific Region. In his role, Jeff has executive oversight for the battery materials product line as well as Carbon & Silica Technologies, which includes the specialty carbons, specialty compounds, fumed metal oxides and aerogel product lines. Prior to joining Cabot, he spent 18 years with Rhodia (and its predecessor Rhone- Poulenc) where he served in a variety of regional and global business leadership roles, including Asia Pacific Regional Commercial Director, Regional Vice President and General Manager of Novecare, and Vice president and Global Director of electronics and catalysis. He served as the chairman and a Board Director of the Association of International Chemical Manufacturers (AICM). Jeff's most recent experience before joining Cabot was with Asia Pacific Resources International Holding Limited (APRIL), a multi-billion USD privately owned global paper and pulp company, where he served as head of global sales. Jeff earned his M.Sc in Chemistry from National University of Singapore and a distinction MBA from the University of Hull, UK. CABOT Investor Day 2024 | 90